Exhibit 10.11

2004K163571

SANDY WEGMAN
RECORDER
KANE COUNTY, IL

RECORDED ON
12/22/2004 10:35AM

REC FEE: 29.00
PAGES: 8

This Amendment to Mortgage Was Prepared By
And After Recordation This Mortgage Should
Be Returned To

Oscar A Zamora, Esquire

c/o Teachers Insurance and Annuity

Association of America

730 Third Avenue

New York, New York 10017

AMENDMENT TO MORTGAGE

AAA-3831 / 000576200

This Amendment to Mortgage (this “Amendment”) is entered into as of December 16, 2004 between TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA (“Lender”), a New York corporation having offices at 730 Third Avenue, New York, New York 10017 and (ii) Algonquin Phase I Associates LLC and Algonquin Commons, LLC, each an Illinois limited liability company (collectively, “Borrower”) each having an office c/o Jeffrey R Anderson Real Estate, Inc, Rookwood Tower, 3805 Edwards Road, Suite 700, Cincinnati, Ohio 45209

RECITALS

A                                       Lender has made and Borrower, has accepted a loan (the “Loan”) in the maximum principal amount of $77,300,000 00, as evidenced by a Promissory Note dated October 29, 2004 (the “Note”) in the principal amount of SEVENTY-SEVEN MILLION, THREE HUNDRED THOUSAND AND NO/100 DOLLARS ($77,300,000 00) The Note is being amended contemporaneously herewith to establish that a default under the Phase II Loan (defined below) will constitute a default under the Note and the other Loan Documents As so amended and as it may be from time to time be amended, modified or restated, the Note is referred to as the “Amended Note”

B                                       The Note is secured by, among other things, that certain Open-End Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing Statement dated as of October 29, 2004, recorded in the Recorder’s Office of Kane County, Illinois as document number 2004K145149 from Borrower to Lender and (the “Mortgage”), encumbering certain real property described in Exhibit A Capitalized terms used in this Amendment and not otherwise defined herein shall have the meaning they are given in the Mortgage

C                                       Contemporaneously herewith, Lender is making an additional loan to certain affiliates of the Borrower in the amount of $21,000,000 00 (the “Phase II Loan”) It is a condition to the Lender’s willingness to make the Phase II Loan that the Mortgage be modified such that an event or circumstance constituting a default under the documents evidencing or securing the Phase II Loan will constitute an Event of Default under the Note

D                                       The Borrower and Lender desire to amend the Mortgage to reflect the making of the Phase II Loan and to confirm that the Mortgage, as amended hereby, secures the Amended Note

AGREEMENT

NOW THEREFORE, in consideration of the foregoing Recitals, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower and Lender agree as follows

1                                         Incorporation of Recitals The foregoing Recitals are true and accurate

2                                         Amendment of the Mortgage The Mortgage is hereby amended in the following respects

(a)                                                 All references in the Mortgage to the “Note” shall mean the Amended Note

(b)                                                 For purposes of the Mortgage, (i) the term “Phase II Loan” means the Phase II Loan, as defined above in this Amendment,

(ii) the term “Phase II Loan Documents” shall mean any and all documents evidencing or securing the Phase II Loan as the same may be amended, modified or restated from time to time, and

(iii) the term “Phase II Mortgage” shall mean a certain Mortgage, Assignment of Leases and Rents, Security Agreement And Fixture Filing Statement securing the Phase II Loan, as the same may be amended, modified or restated from time to time

(c)                                                  Section 12 3 of the Mortgage is hereby amended by adding the following clause (xiv) thereto

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“(xiv)                                                 The property encumbered by the Phase II Mortgage shall simultaneously be conveyed to the same transferee and the transferee shall assume the Phase II Loan so as to maintain the cross default and cross collateralization of the Phase II Loan and the Loan”

(d)                                                 Section 14 1 of the Mortgage (“Events of Default”) is amended by inserting the following immediately at the end of clause (viii)

“, or

(ix) if, with respect to the Phase II Loan Documents, any ‘Event of Default’ (as defined in any such document) shall occur”

3                                         Priority Nothing contained herein shall in any manner affect or impair the priority of the lien of any of the Loan Documents as to the indebtedness secured thereby prior to giving effect to this Amendment, nor affect any other security held by Lender to secure repayment or performance of the obligations referred to herein The Borrower confirms that the Mortgage as amended hereby secures the Debt and also secure both the timely payment of the Debt as and when required and the timely performance of all other Obligations

4                                         Reaffirmation Borrower hereby repeats, reaffirms and remakes all representations, warranties, covenants and agreements contained in the Mortgage as of the date of this Amendment

5                                         Representations Borrower represents and warrants that (i) no Event of Default currently exists under the Mortgage as amended hereby or any of the other Loan Documents, (ii) no condition exists which with the giving of notice or the passage of time, or both, would result in an Event of Default, (iii) each of the foregoing RECITALS is correct, and (iv) there has been no material adverse change in the financial condition of Borrower from that shown in the financial statements most recently furnished to Lender in connection with the loans referred to herein

6                                         Full Force and Effect All of the provisions, rights, powers and remedies contained in the Mortgage as amended hereby and all of the other Loan Documents shall stand and remain unchanged and in full force and effect, except to the extent specifically amended hereby, and shall be applicable to all of the properties, rights and privileges subject to the lien of the Loan Documents

7                                         References No reference to this Amendment need be made in any instrument or document at any time referring to the Mortgage, and any reference in any such instrument or document to the Mortgage shall be deemed to be a reference to the Mortgage as amended hereby

8                                         Governing Law This Amendment shall be construed in accordance with and governed by the internal laws of the state where the Property is located

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9                                         Time of the Essence Time is of the essence with respect to the payment and performance of the all obligations to be performed under the Mortgage as amended hereby

10                                  Successors and Assigns The Mortgage as amended hereby binds Borrower and successors, assigns, heirs, administrators, executors, agents and representatives and inures to the benefit of Lender and its successors, assigns, heirs, administrators, executors, agents and representatives

11                                  Counterparts This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but which together shall constitute one and the same instrument

12                                  Amendments No provision of this Amendment may be modified, amended or waived except by a writing executed by the party sought to be bound thereby No consent or approval of Lender shall be given or deemed to have been given except to the extent expressly set out in a writing executed and delivered by Lender to Borrower

13                                  Amendment as Loan Instrument This Amendment shall be considered a “Loan Document” and shall be construed in conjunction with the other Loan Documents

14                                  WAIVERS. BORROWER HEREBY REPEATS, REAFFIRMS AND REMAKES ALL WAIVERS CONTAINED IN THE MORTGAGE AS OF THE DATE OF THIS AMENDMENT, INCLUDING WITHOUT LIMITATION, THE WAIVER OF JURY TRIAL CONTAINED IN THE MORTGAGE.

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IN WITNESS WHEREOF, this Amendment has been duly executed effective as of the date first written above

LENDER.

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

By	/s/ Faye J. Friedman
Name	FAYE J. FRIEDMAN
Title	DIRECTOR

STATE OF NEW YORK	)
) SS
COUNTY OF NEW YORK	)

ACKNOWLEDGMENT

The foregoing instrument was acknowledged before me on December 14, 2004 by Faye Friedman, who is the Director of TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA, a New York corporation, on behalf of the corporation

/s/ Donna J Phillips Slatus
Notary Public, Cook County, Illinois

My Commission Expires

DONNA J PHILLIPS SLATUS
NOTARY PUBLIC STATE OF NEW YORK
01PH4919935
QUALIFIED IN KINGS COUNTY
CERTIFICATE FILED IN NEW YORK COUNTY COMMISSION EXPIRES FEB 28 2006

BORROWER:

ALGONQUIN PHASE I ASSOCIATES LLC, an Illinois limited liability company

By	Jeffrey R Anderson Real Estate, Inc an Ohio corporation and its authorized agent

By	/s/ Jeffrey R Anderson
Printed Name Jeffrey R Anderson
Title President

ALGONQUIN COMMONS, LLC, an Illinois limited liability company

By	Jeffrey R Anderson Real Estate, Inc an Ohio corporation and its authorized agent

BY	/s/ Jeffrey R Anderson
Printed Name Jeffrey R Anderson
Title President

[ACKNOWLEDGMENTS ON NEXT PAGE]

STATE OF OHIO	)
) ss
COUNTY OF HAMILTON	)

Before me, the undersigned authority, a Notary in and for said State, on this day personally appeared Jeffrey R Anderson, known to me to be the person whose name is subscribed to the foregoing instrument and known to me to be the president of Jeffrey R Anderson Real Estate, Inc, authorized agent for Algonquin Phase I Associates LLC, an Illinois limited liability company, and that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors, and acknowledged that he/she executed the said instrument for the uses, purposes and consideration therein expressed on behalf of said Algonquin Phase I Associates, LLC

Given under my hand and seal of office this 14th day of December, 2004

KIMBERLEA RAMSEY Notary Public In and for the State of Ohio My Commission Expires November 11, 2007
/s/ Kimberlea Ramsey
Notary Public in and for the State of Ohio

My commission expires 11-11-2007

STATE OF OHIO	)
) ss
COUNTY OF HAMILTON	)

Before me, the undersigned authority, a Notary in and for said State, on this day personally appeared Jeffrey R Anderson, known to me to be the person whose name is subscribed to the foregoing instrument and known to me to be the president of Jeffrey R Anderson Real Estate, Inc, authorized agent for Algonquin Commons, LLC, an Illinois limited liability company, and that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors, and acknowledged that he/she executed the said instrument for the uses, purposes and consideration therein expressed on behalf of said Algonquin Commons, LLC

Given under my hand and seal of office this 14th day of December, 2004

KIMBERLEA RAMSEY Notary Public In and for the State of Ohio My Commission Expires November 11, 2007
/s/ Kimberlea Ramsey
Notary Public in and for the State of Ohio

My Commission Expires 11-11-2007

EXHIBIT A

Legal Description

PARCEL 1

THAT PART OF FRACTIONAL SECTION 6, TOWNSHIP 42 NORTH, RANGE 8 EAST OF THE THIRD PRINCIPAL MERIDIAN, DESCRIBED AS FOLLOWS COMMENCING AT THE SOUTHWEST CORNER OF THE EAST HALF OF THE NORTHEAST QUARTER OF SAID SECTION 6, THENCE NORTH 00° 27’ 16” WEST ALONG THE WEST LINE OF THE EAST HALF OF SAID NORTHEAST QUARTER, 152 90 FEET FOR THE POINT OF BEGINNING, THENCE CONTINUING NORTH 00° 27’ 16” WEST ALONG SAID WEST LINE, 1596 19 FEET, THENCE NORTH 89° 39’ 00” EAST PARALLEL WITH THE NORTH LINE OF SAID NORTHEAST QUARTER, 335 00 FEET, THENCE NORTH 00° 27’ 16” WEST PARALLEL WITH THE WEST LINE OF THE EAST HALF OF SAID NORTHEAST QUARTER, 30 00 FEET, THENCE NORTH 89° 39’ 00” EAST PARALLEL WITH THE NORTH LINE OF SAID NORTHEAST QUARTER, 495 00 FEET, THENCE SOUTH 00° 17’ 50” WEST PARALLEL WITH THE WEST LINE OF RANDALL ROAD (ACCORDING TO DOCUMENT NO 97KO73506, RECORDED OCTOBER 28, 1997), 209 70 FEET, THENCE NORTH 89° 57’ 05” EAST PARALLEL WITH THE SOUTH LINE OF THE NORTH HALF OF THE NORTHEAST QUARTER OF SAID NORTHEAST QUARTER, 353 00 FEET, THENCE NORTH 00° 17’ 50” EAST PARALLEL WITH SAID WEST LINE OF RANDALL ROAD, 62 61 FEET, THENCE NORTH 89° 57’ 05” EAST PARALLEL WITH THE SOUTH LINE OF SAID NORTH HALF, 100 59 FEET TO SAID WEST LINE OF RANDALL ROAD, THENCE SOUTH 00° 17’ 50” WEST ALONG SAID WEST LINE, 1179 75 FEET, THENCE SOUTH 89° 42’ 10” WEST, 145 76 FEET, THENCE SOUTH 45° 17’ 50” WEST, 54 95 FEET, THENCE SOUTH 00° 17’ 50” WEST PARALLEL WITH SAID WEST LINE OF RANDALL ROAD, 162 16 FEET, THENCE SOUTH 05° 55’ 32” WEST, 225 19 FEET, THENCE SOUTH 26° 46’ 48” WEST, 113 07 FEET, THENCE SOUTH 88° 36’ 15” WEST, 569 09 FEET TO A POINT OF CURVATURE, THENCE WESTERLY AND NORTHWESTERLY, BEING A CURVE CONCAVE NORTHERLY HAVING A RADIUS OF 445 00 FEET, AN ARC LENGTH OF 348 99 FEET, A CHORD BEARING OF NORTH 68° 55’ 44” WEST AND A CHORD DISTANCE OF 340 11 FEET, THENCE NORTH 46° 27’ 42” WEST, 162 30 FEET TO THE POINT OF BEGINNING, IN THE VILLAGE OF ALGONQUIN, DUNDEE TOWNSHIP, KANE COUNTY, ILLINOIS

PARCEL 2.

EASEMENTS FOR ROADWAYS, WATERMAIN, SANITARY SEWER, STORM SEWER AND DETENTION FACILITY FOR THE BENEFIT OF PARCEL ONE AS SET FORTH AND DEFINED IN DECLARATION OF EASEMENTS, RESTRICTIONS AND MAINTENANCE AGREEMENT DATED OCTOBER 08, 2003 AND RECORDED NOVEMBER 04, 2003 AS DOCUMENT 2003K194483

PFN 03-06-200-018

Commonly known as SW corner of County line Rd. & Randall Rd Algonquin, IL.

POOR ORIGINAL Recorder Not Responsible For Reproductions